CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jeffrey Ross, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Annual Report of Cyan, Inc. on Form 10-K for the fiscal year ended December 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Cyan, Inc.

/s/ Jeffrey G. Ross	Vice President and Chief Financial Officer (Principal Accounting and Financial Officer)	March 27, 2015
Jeffrey G. Ross